ADVISORONE FUNDS

AMERIGO FUND Class C Shares: CLCCX Class N Shares: CLSAX	CLERMONT FUND Class N Shares: CLERX
SELECT ALLOCATION FUND Class N Shares: CLBLX	ENHANCED INCOME FUND Class N Shares: CLEIX
DESCARTES FUND Class N Shares: CLDEX	FLEXIBLE INCOME FUND Class N Shares: CLFLX
LIAHONA FUND Class N Shares: CLHAX	SELECT APPRECIATION FUND Class N Shares: CLACX
SHELTER FUND Class N Shares: CLSHX

Supplement dated April 23, 2012

to the Statement of Additional Information dated March 20, 2012

This Statement of Additional Information has been amended to include the following:

REGULATION AS A COMMODITY POOL OPERATOR.  The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operation.  Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

This Supplement, and the Prospectus dated September 1, 2011 and the Statement of Additional Information dated March 20, 2012, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus dated September 1, 2011  and the Statement of Additional Information dated March 20, 2012, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-811-0225.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.